Asset Alliance Corporation

Reverse merger with Tailwind Financial Inc.

May 2008

Safe Harbor / Forward-looking Statements

Certain statements made in this presentation regarding the proposed merger between Tailwind Financial Inc. ("Tailwind") and Asset Alliance Corporation ("Asset Alliance" or "AAC") and any other statements regarding the parties' future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered forward-looking statements. Forward looking statements include but are not limited to statements regarding the parties' expectations for the consummation of the proposed merger, the projections for the Asset Alliance business and for those of its investment managers, as well as for those of the combined company, the alternative investment market, the ability and timing for growth, and the ability and timing to deploy capital. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the factors set forth in Tailwind's S – 4 Registration Statement, Tailwind's Annual Report on Form 10-K for the fiscal year ended June 30, 2007 and in its most recent quarterly report filed with the SEC. The parties assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Financial Projections

The inclusion of the financial projections in this presentation should not be regarded as an indication that Asset Alliance's board of directors or any other recipient of the information considered, or now considers, them to be a reliable prediction of future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information or with U.S. generally accepted accounting principles. Neither Asset Alliance's independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Asset Alliance is under no obligation, and expressly disclaims any intention or obligation, to update or revise the financial projections presented, whether as a result of new information, future events or otherwise, except as required by applicable law.

Although the financial projections were prepared based on assumptions and estimates that Asset Alliance management believed were reasonable at the time, Asset Alliance provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved. A number of factors could cause actual results to differ materially from the financial projections, including but not limited to industry performance, general business, economic, regulatory, market and financial conditions, as well as changes to Asset Alliance's business, financial condition or results of operations, including but not limited to lower growth and customer retention rates, changes in foreign exchange rates, changes in tax rates, changes in the level of capital expenditures and the impact of future acquisitions, as well as the factors described under "Safe Harbor / Forward-looking Statements". Accordingly, you are cautioned not to place undue reliance on any numbers derived from the financial projections.

Non-GAAP Measures / Notes to Presentation

ASSET ALLIANCE CORPORATION

- In these materials we discuss non-GAAP financial measures as defined by SEC Regulation G, to provide additional information regarding Asset Alliance's operating performance and this proposed transaction. In particular we will discuss EBITDA and Adjusted EBITDA. Any such non-GAAP financial measures discussed should not be considered an alternative to measures required by US GAAP, and are unlikely to be comparable to non-GAAP information provided by other companies. Any non-GAAP measures disclosed are reconciled to the most directly comparable GAAP financial measure.
- Assets under management: unless otherwise noted, all references to AUM represents AUM of Asset Alliance and 100% of assets managed by affiliate managers in which Asset Alliance owns an equity interest.
- Unless otherwise noted, all figures referencing current, trailing twelve months, or year-to-date financial information (balance sheet, income statement, AUM and performance returns) are as of December 31, 2007.

Asset Alliance and Tailwind Management

ASSET ALLIANCE CORPORATION

Bruce H. Lipnick	▪ Founder, Chairman, Chief Executive Officer *Asset Alliance Corporation*
Arnold L. Mintz	▪ Co-founder, President & Chief Operating Officer *Asset Alliance Corporation*
Stephen G. Bondi	▪ Executive VP & Chief Financial Officer *Asset Alliance Corporation*
Gordon A. McMillan	▪ Chairman of the Board *Tailwind Financial Inc.*
Andrew A. McKay	▪ Chief Executive Officer *Tailwind Financial Inc.*

ASSET ALLIANCE CORPORATION

I

TRANSACTION OVERVIEW

Asset Alliance to Access Public Markets

- Asset Alliance Corporation ("Asset Alliance" or "AAC") is accessing the public markets through a reverse merger transaction with Tailwind Financial Inc. ("Tailwind")
  - Definitive agreement signed on January 8, 2008
  - Obtain new capital to acquire hedge fund managers
- Asset Alliance is a multi-faceted investment management company engaged in the alternative asset management industry:
  - Equity interests in nine fund managers
  - Manages multi-manager fund of funds products
  - Public open-end mutual funds, sub-advised by over twenty managers utilizing alternative strategies
  - Provides sales and distribution support to its portfolio companies
  - Offices in New York, London and Dubai
- Approximately $3.4 billion in assets under management as of December 31, 2007
- Experienced management team and scalable infrastructure
- Asset Alliance has a unique business model which combines:
  - The diversification of alternative asset managers, strategies and products
  - The attractive value dynamics of a fragmented industry
  - An established and scalable platform
  - Potential to acquire high growth and high margin companies

Investment Highlights

ASSET ALLIANCE CORPORATION

Scalable operational, marketing and distribution platform

Diversified portfolio of existing affiliate managers

Clear growth plan and access to affiliation opportunities

Attractive valuation at 4.7x Adjusted 2009P EBITDA(1)

ASSET ALLIANCE
leaders in alternative investment management

Rigorous investment process with successful track record

Experienced management team with excellent industry relationships and economic alignment with shareholders

Fragmented market supports strong growth prospects

Complementary public mutual fund and fund of funds businesses

(1) *Assumes the base acquisition price of $85 million ($8.00 per Tailwind share), less net cash of $8.8 million as of December 31, 2007, and 2009P Adjusted EBITDA of $16.1 million based on Asset Alliance management forecast*

Transaction Summary

ASSET ALLIANCE CORPORATION

Structure	▪ Tailwind will issue stock for 100% of the equity of Asset Alliance ▪ Structured as a reverse merger
Consideration	▪ 100% stock for stock transaction: 10.625mm Tailwind shares at closing(1) ▪ 2.5mm shares as earn-out based on performance milestones over 3 years (1) (2) ▪ The after-tax earnings of Asset Alliance between September 30, 2007 and the closing date paid in Tailwind shares priced at $8.00 (the "Earnings Adjustment") (3) ▪ Current Tailwind stockholders retain approximately 65% ownership (60% with the full earn-out) on a fully diluted basis(4)
Valuation	▪ Purchase price represents an Enterprise Value/2009P Adjusted EBITDA(5) multiple of 4.7x.
Management	▪ The executive management team of Asset Alliance will run the combined entity ▪ Bruce Lipnick, Founder of AAC, Chairman & CEO; Arnold Mintz, Co-Founder of AAC, President & COO; Stephen Bondi, Executive VP & CFO
Lock-Ups & Non-Competes	▪ Asset Alliance executive management have agreed to enter into three-year Employment Agreements containing non-competition provisions ▪ Tailwind management/directors and Asset Alliance management and affiliates will be subject to trading lock-up periods
Approvals	▪ Majority of Tailwind public stockholders (approval requires that fewer than 30% of Tailwind public stockholders vote against the transaction and elect redemption) ▪ Asset Alliance shareholders ▪ Regulatory authorities

(1) Share amounts equate to purchase price of $85.0 million plus earn-out of $20.0 million assuming $8.00 per Tailwind share.

(2) Earn-out based on achieving $18.0 million of Adjusted EBITDA for 2008 (1.25 million Tailwind shares); $28.0 million of Adjusted EBITDA for 2009 (1.25 million Tailwind shares); and, if 2008 and/or 2009 tests not met, the remaining amount of the earn-out is earned in proportion to the amount that the cumulative Adjusted EBITDA for 2008, 2009, and 2010 is between $74.0 million (0%) and $84.0 million or greater (100%). The Adjusted EBITDA targets for 2008 and the cumulative period are reduced by $0.5 million for each full or partial month of 2008 before which the transaction closes.

(3) The after-tax earnings that comprise the Earnings Adjustment will not be distributed to Asset Alliance shareholders

(4) Fully diluted utilizing treasury stock method assuming $8.00 per Tailwind share. Assumes no Tailwind shareholder redemption and conversion ratio based on base price of $85.0 million. Excludes the potential Earnings Adjustment

(5) Assumes base acquisition price of $85.0 million, less net cash of $8.8 million as of December 31, 2008 and 2009P adjusted EBITDA of $16.1 based on Asset Alliance management forecast

Valuation of Business

ASSET ALLIANCE CORPORATION

AAC's Existing Portfolio of Affiliates

- **Alternative managers:** Ownership interest in nine managers with combined AUM of approximately $3.1 billion as of December 31, 2007
  - Generated approximately $36.5 million of net revenue for Asset Alliance (3)
- **Fund of funds business:** wholly owned with approximately$ 443 million in AUM as of December 31, 2007
  - Generated approximately $6.9 million of revenue for Asset Alliance (4)
- Established infrastructure developed over eleven year history

Potential Acquisitions

- Managers with attractive performance track records and growth prospects
- Attractive valuations and accretion to Asset Alliance
  - EBITDA multiples anticipated to be 3-6x
  - Marketing fee arrangements with select managers
- Product cross-development and distribution to accelerate growth of both the manager and AAC

Enterprise Value to 2009P EBITDA



Asset Alliance Enterprise Value to 2009P Adj. EBITDA
Public Comparables' Enterprise Value to 2009 EBITDA
4.7x
3.0x - 6.0x
10.5x
7.4x
AAC Purchase Price(1)
Acquisition Targets
Mid-small cap asset mgrs (2)
Alternative asset mgrs (2)

Adjusted EBITDA for 2008 is forecast to be $0.7 million as it is anticipated to be significantly impacted by a reduction in performance fee income due to adverse market conditions in Q1 of 2008

(1) *Assumes base acquisition price of $85.0 million less net cash of $8.8 million and Asset Alliance management forecast of 2009P Adjusted EBITDA of $16.1 million based on the standalone*

(2) *As of May 9, 2008. Mid-Small cap asset managers group includes Affiliated Managers Group Inc, Calamos Asset Management Inc, Cohen & Steers Inc, Eaton Vance Corp, Federated Investors Inc, GAMCO Investors Inc, Janus Capital Group Inc, Pzena Investment Management Inc, Waddell & Reed Financial Inc. Alternative asset managers group includes: Ashmore Group plc, Blackstone Group LP, BlueBay Asset Management plc, Charlemagne Capital Ltd, Fortress Investment Group LLC, Man Group plc, Och-Ziff Capital Management Group, Partners Group, RAB Capital plc*

(3) *For the consolidated entity per the audited financial statements and net of expense sharing with affiliates. For the twelve months ended December 31, 2007*

(4) *For the twelve months ended December 31, 2007*

Ownership Breakdown

ASSET ALLIANCE CORPORATION

Pro Forma Ownership (assuming no earn-out) (1)

(thousands)	Basic		Options/Warrants			Fully diluted(5)	
Current Tailwind Shareholders	12,500	47.6%	12,500	55.3%	$6.00	15,625	51.1%
Tailwind Founders' Group	3,125	11.9%	4,700	20.8%	$6.00	4,300	14.1%
Current Asset Alliance Shareholders, Affiliates, Non-Executive employees(2)	8,649	32.9%	2,317	10.3%	Note 2	8,649	28.3%
Asset Alliance Executives(3)	1,976	7.5%	2,450	10.8%	Note 3	1,976	6.5%
Underwriters Purchase Option(4)	-	0.0%	625	2.8%	$ 7.20	-	0.0%
					Total Fully Diluted Shares	**30,550**	**100.0%**

Pro Forma Ownership (assuming full earn-out) (1)

(thousands)	Basic		Options/Warrants			Fully diluted(5)	
Current Tailwind Shareholders	12,500	43.5%	12,500	55.1%	$6.00	15,625	47.2%
Tailwind Founders' Group	3,125	10.9%	4,700	20.7%	$6.00	4,300	13.0%
Current Asset Alliance Shareholders, Affiliates, Non-Executive employees(6)	10,684	37.2%	2,404	10.6%	Note 2	10,712	32.4%
Asset Alliance Executives(3)	2,441	8.5%	2,450	10.8%	Note 3	2,441	7.4%
Underwriters Purchase Option (4)	-	0.0%	625	2.8%	$ 7.20	-	0.0%
					Total Fully Diluted Shares	**33,078**	**100.0%**

Note 1: Excludes potential Upwards Adjustment and assumes no Tailwind shareholder redemptions
Note 2: Includes 0.41mm and 0.43mm AAC warrants and AAC options, respectively, to be rolled into new entity using conversion ratio based on valuation of $85.0 million, as well as up to 1.05mm options for Asset Alliance employees with strike at FMV at the close of the merger and up to 0.5mm options for future issuance
Note 3: All options with strike at FMV will have a strike price equal to the share price of Tailwind stock on the day the transaction closes
Note 4: The underwriter has the right to purchase 625,000 units (each unit consisting of one common share and one warrant with a strike price of $7.20) at $9.60 per unit. Although the warrant strike price of $7.20 is in-the-money, the units are out-of-the money assuming an $8.00 share price for Tailwind stock
Note 5: Treasury stock method assuming $8.00 per Tailwind share
Note 6: Includes 0.41mm and 0.43mm AAC warrants and AAC options, respectively, to be rolled into new entity using conversion ratio based on valuation of $105.0 million ($85.0 million plus $20 million earn-out) as well as up to 1.00mm options for Asset Alliance employees with strike at FMV at the close of the merger and up to 0.5mm options for future issuance

II

ASSET ALLIANCE OVERVIEW

Asset Alliance Overview

ASSET ALLIANCE CORPORATION

Industry Pioneer	▪ Asset Alliance offers strategic opportunities for highly skilled hedge fund managers ▪ Founded in 1996, one of the first companies formed to specialize in investing in hedge fund managers and offering value-added services to support them ▪ Strong and growing cash flow generating affiliate and fund of funds businesses

Affiliate Managers	▪ Diversified group of affiliate managers
	  ▪ Opportunity to accelerate revenue and earnings growth through continued asset gathering
	  ▪ Strong track record and substantial capacity

Excellent Acquisition Opportunities	▪ Market fundamentals support aggressive hedge fund acquisition and seeding plan ▪ Potential to acquire managers at attractive prices

Multi-manager Products	▪ Multi-manager funds and proprietary products complement and provide diversification to the platform
	  ▪ Includes multi-manager and multi-strategy mutual fund products offered to both retail and institutional investors
	  ▪ Historically consistent and stable income stream
	  ▪ Capacity for growth and new product development

Sophisticated Infrastructure	▪ Experienced professionals in operations, marketing and distribution roles ▪ Complex systems for compliance and portfolio monitoring ▪ Physical presence on three continents with global relationships
Experienced Management Team	▪ Successful track record of partnering with managers ▪ Developed a scalable acquisition, operating and distribution platform

Asset Alliance Businesses

ASSET ALLIANCE CORPORATION

Current Portfolio of Businesses

	Emerging Managers					Established Managers			
Fund Manager	AIP	Group G	WESSEX	P/E Investments	SCM	JMC	PAM	Bricoleur	Trust Advisors
Strategy	Multi-Manager Mutual Fund	Fixed Income Strategies	Asia/NR L/S Equity	Managed Futures	Event Driven	Multi-Strategy Arb	Multi-Strategy Arb	US L/S Equity	Fund of Funds
AUM (mm)	$734	$161	$534	$245	$285	$450	$461	$117	$71
TTM Net Return(1)	8.25%	3.89%	24.14%	3.10%	(12.80)%	8.98%	7.80%	25.53%	8.07%
Economic Interest %	67%	40%	25%(2)	50%	20%	15%	15%	15%(3)	50%

Asset Alliance Advisors

- Multi-manager fund of funds manager(4)
- $ 443 million in AUM
- Wholly owned business

ASSET ALLIANCE CORPORATION

Capintro Partners

- Third party marketing business in Dubai
- Represents Asset Alliance and third-party fund managers
- 75% ownership stake(5)

Capintro Partners

(1) *Presents net returns of each affiliate's fund with the largest amount of client assets as of December 31, 2007*
(2) *25% beginning 2008 and reduced to 20% in 2010 and thereafter*
(3) *15% beginning in 2008 and reduced to 10% in 2009 and thereafter*
(4) *Consists of Premier Hedge, BTOP 50 Managed Futures, Eastern European Fund, Specialized Finance Fund*
(5) *Declining to 51% upon achieving certain revenue milestones*

Alternative Investment Partners (AIP)

ASSET ALLIANCE CORPORATION

AIP
Alternative Investment Partners, LLC

- AIP is a multi-manager mutual fund firm in which Asset Alliance has a 67% ownership interest [(1)]
- AIP's AUM were $153 million, $287 million and $734 million at December 31 of 2005, 2006 and 2007 respectively. This represents a CAGR of 119%.
- High margin, stable management fee revenue stream
- Unique products tapping into demand by retail investors for alternative investment solutions
- Strong historical investment performance

AUM (mm) **and Historical Performance** [(2)]



2,000
1,500
1,000
500
-
9.32%
8.25%
2.80%
2005
2006
2007
2008P
2009P

Gross Revenue (mm)



2005
2006
2007
2008P
2009P

EBITDA (mm) **and EBITDA as % of Revenue** [(3)]



25
20
15
10
5
0
17.6%
12.0%
23.0%
30.3%
37.3%
2005
2006
2007
2008P
2009P

(1) *Asset Alliance's 66.67% equity interest consists of a 50% preferred share of AIP's operating income before certain expenses and a 33.33% (16.67% of 50%) share of the remaining income (post preferred distribution to Asset Alliance) of AIP*

(2) *Performance shown for Alpha Hedged Strategies Fund as of December 31 2005, 2006 and 2007*

(3) *The decline in EBITDA % of gross revenues in 2006 was due to the conversion to a more robust operational platform to handle greater future growth*

Diversified Business Model

ASSET ALLIANCE CORPORATION

Revenue by Strategy

Diversification of hedge fund strategies

2007 (1) (2) (4)



Fund of Funds 17%
Multi-Manager Mutual Fund 42%
US L/S Equity 3%
Multi-Strategy Arb 13%
Event Driven 2%
Managed Futures 3%
Asia/NR L/S Equity 16%
Fixed Income 4%

2008P (2) (3) (4)



US L/S Equity 1%
Multi-Strategy Arb 7%
Event Driven 1%
Fund of Funds 12%
Managed Futures 2%
Asia/NR L/S Equity 8%
Fixed Income 3%
Multi-Manager Mutual Fund 66%

2009P (2) (3) (4)



Multi-Strategy Arb 8%
US L/S Equity 1%
Fund of Funds 10%
Event Driven 1%
Managed Futures 2%
Asia/NR L/S Equity 8%
Fixed Income 4%
Multi-Manager Mutual Fund 66%

Fee Breakdown

Attractive split between management and incentive fees

2007 (1) (2) (4)



Incentive Fees 31%
Management Fees 69%

2008P (2) (3) (4)



Incentive Fees 13%
Management Fees 87%

2009P (2) (3) (4)



Incentive Fees 17%
Management Fees 83%

- Increasing contribution from management fees driven by growth of AIP and forecasted decline in performance fees in 2008 resulting from adverse market conditions in Q1 of 2008

(1) *Trailing twelve months as of December 31, 2007*
(2) *Represents Asset Alliance's share of third party and affiliate fees before sharing of affiliate expenses*
(3) *2008P and 2009P fee breakdown based on Asset Alliance management forecast without merger proceeds*
(4) *Fees from AIP (multi-manager mutual fund, management fee only) are fully consolidated*

AUM and Investment Performance Summary

- Despite adverse market conditions in Q1 of 2008 AUM was approximately $3.3 billion as of March 31, 2008

AAC AUM[(1)]



$ millions
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
-$500
$3,027
$2,995
$3,432
$1,743
$386
$931
($34)
$1,335
$415
$1,263
($17)
$1,110
$443
$1,958
($80)
2005
2006
2007
Emerging Managers
Fund of Funds
Established Managers
Inter-entity Elimination

Annualized Risk vs. Annualized Return[(2)]



February 1996 – December 2007
Standard Deviation
Return
16%
14%
12%
10%
8%
6%
4%
2%
0%
36%
32%
28%
24%
20%
16%
12%
8%
4%
0%
12.2%
11.6%
11.2%
9.1%
9.1%
8.1%
6.1%
4.0%
Affiliate Mgr Equally Weighted Composite
MSCI Europe
HFRI Wtd. Index
Russell 2000
S&P 500
MSCI World
Lehman Agg
3 Month ML T-Bill
Annualized Return (LHS)
Annnualized Standard Deviation (RHS)

Source: Asset Alliance, www.hedgefundresearch.com, Bloomberg, PerTrac Financial Solutions, MSCIBarra

(1) *Emerging managers include total AUM of AIP, Group G, P/E, Spencer and Wessex. Established managers include total AUM of Bricoleur, JMG, Pacific, Trust Advisors, and managers with which Asset Alliance had separated. Fund of funds include all fund of funds assets managed by AAC. Inter-entity eliminations adjust for investments made from one AAC and affiliate product into another AAC and affiliate product. All AUM figures account for FAS 150 and therefore do not count assets for which redemptions notices had been received for redemption in the following period. AUM figures are based on audits, where available. 2007 AUM for some affiliate managers are based on audit, administrator and affiliate manager work papers, which may be different from the final audited numbers once their respective 2007 fund audits are finalized*

(2) *Excludes Asset Alliance's funds of funds products. Please refer to Appendix B for details on the Affiliate Manager Equally Weighted Composite*

Attractive Universe of Opportunities

ASSET ALLIANCE CORPORATION

Established Managers	Emerging Managers

Established Managers

Established managers with substantial capacity for growth

- Small to mid-sized hedge fund managers with strong track records, operational leverage and underutilized asset gathering potential
- Available at attractive, below public market multiples with high growth potential

Emerging Managers

Emerging managers in the US, Europe and Latin America

- Lift-outs of experienced portfolio managers and seeding of start-up and early stage managers without critical mass
- Minimal upfront acquisition cost
- Provide seed capital and selective operational capital

- **Ability to create meaningful earnings accretion and growth in the short to medium term**
- Complement Asset Alliance's existing portfolio of affiliates, enhance diversification and boost cash flow generation capability
- Distribution and product development benefits through joint venture arrangements

Attractive Universe of Opportunities

ASSET ALLIANCE CORPORATION

- Asset Alliance is continually evaluating potential managers for seeding or acquisition in the US, Europe and Latin America
- Established Managers:
  - Acquisition of established and second stage managers with strong track records and substantial capacity for growth
  - Strategies may include equity long/short, small and mid cap, event driven, deep value, emerging markets equity and credit, interest rate and yield curve strategy, environmental and fund of funds advisory
  - Target managers with $250mm to $1.5bn in AUM
- Emerging Managers:
  - Lift-outs of experienced portfolio managers and seeding of start-up and early stage managers with up to $25mm in existing AUM seeking $5mm to $50mm in seed capital
  - Strategies may include equity long/short equity, master limited partnership, global value, and event driven
  - Ability to supplement seed investments with a leverage facility

Financial Highlights

Asset Alliance Standalone (historical) *$mm*	FY2005	FY2006	FY2007
Net Revenue [1]	25.9	34.2	43.8
Net Loss (GAAP)	(25.6)	(7.5)	(9.7)
Adjusted EBITDA [2]	2.3	10.1	7.1
Total AUM	3,027	2,995	3,432

Asset Alliance Management Forecast	*AAC Standalone* [3]	
$mm	FY2008F	FY2009F
Net Revenue [1]	50.0	84.1
Adjusted EBITDA	0.7	16.1
Total AUM	3,999	5,467

(1) *Net revenue is net of expense sharing with affiliates and based on consolidation per audited financial statements*
(2) *Adjusted EBITDA as described on slide 22*
(3) *Asset Alliance management forecast assuming Asset Alliance operates independently of Tailwind. Forecast Adjusted EBITDA is anticipated to be significantly impacted by a reduction in performance fee income due to adverse market conditions in Q1 of 2008*

Summary

- Strong and actionable growth prospects and access to managers
- Scalable operational, marketing and distribution platform
- Diversified existing portfolio
- Rigorous investment process with successful track record
- Experienced management team with deep industry relationships
- Valuation of 4.7x 2009P Adjusted EBITDA[(1)]

(1) Assumes the base acquisition price of $85.0 million less net cash of $8.8 million as of December 31, 2007 and 2009P Adjusted EBITDA of $16.1 million based on Asset Alliance management forecast

Appendix A: Reconciliation to Adjusted EBITDA

ASSET ALLIANCE CORPORATION

Reconciliation of Adjusted EBITDA to GAAP Net Loss			
$mm *YE December 31*	**2005**	**2006**	**2007**
Consolidated Net loss (GAAP)	**(25.6)**	**(7.5)**	**(9.7)**
Interest	2.2	2.5	0.4
Taxes	(4.1)	0.3	(3.4)
Depreciation	0.5	0.5	-
Amortization	1.4	0.2	-
EBITDA	**(25.6)**	**(4.0)**	**(12.7)**
Management adjustments			
Impairment charges	15.1	6.2	11.0
Write off of IPO expenses	-	-	8.0
Disposals of investments in preferred equity interests	8.6	1.9	-
Litigation expense and insurance proceeds	-	0.8	(1.0)
One-time legal fees	3.7	2.3	-
Organizational costs	-	0.1	-
Gain from return of Equity Appreciation Rights	(0.5)	-	(0.3)
Pro-forma adjustments			
Recurring legal expenses	(0.1)	0.1	(0.2)
Travel expenses	-	-	0.1
Economic interest of AIP (minority interest)	0.2	0.4	(0.6)
Public company costs			
Executive compensation arrangements	1.5	2.9	3.4
Additional audit costs	(0.3)	(0.3)	(0.3)
Additional accounting staff	(0.3)	(0.3)	(0.3)
Adjusted EBITDA	**2.3**	**10.1**	**7.1**

Appendix B: Composite Methodology

ASSET ALLIANCE CORPORATION

Affiliate Manager Equally Weighted Composite

Affiliate Composite represents equally weighted historical composite returns of select investment funds managed by Asset Alliance affiliate managers (the "Affiliates") and excludes funds of funds business. The investment funds included in this calculation are: Bricoleur Partners, L.P. (3/98), JMG Capital Partners, L.P. (5/98), Group G Investments, L.P. (2/03), Liberty Corner Patriot Fund, L.P. (for the period from 4/00 to 9/05 - Asset Alliance does not have performance data for this fund after 9/05 and Asset Alliance separated from Liberty Corner Asset Management LLC as of 12/30/2005), P/E Investments Queensboro Strategy Composite (5/01) through (9/03) and Bond/FX Strategy Composite (10/03), Milestone Partners L.P. (from affiliation of this fund (2/96) through (6/98)) (which is subsequently replaced by Bristol Fund, Ltd. (for the period from 07/98 to 09/02 - Asset Alliance does not have performance data for this fund after 09/02 and separated from Beacon Hill Asset Management LLC as of 12/31/2002) when Beacon Hill Asset Management LLC ("Beacon Hill") became the sub-advisor of Milestone Partners L.P.), Silverado Arbitrage Partners, L.P. (for the period from 7/97 to 11/05, Asset Alliance does not have performance data for this fund after 11/05 and Asset Alliance separated from Silverado Capital Management LLC as of 12/31/2005), Wessex Asia-Pacific Fund Limited (12/00), Zola International, Ltd. (previously St. Claire International, Ltd. Class B Shares) (for the period from 1/01 to 12/06 - Asset Alliance separated from Zola Capital Management LLC as of 12/31/2006), Couchman Investments, L.P. (for the period from 11/01 to 10/05 - Asset Alliance does not have performance data for this fund after 10/05 and Asset Alliance separated from Couchman Capital LLC as of 12/31/2005), Victory Fund, L.P. (for the period from 11/01 to 08/04 - Asset Alliance separated from Victory Investment Management LLC as of 12/31/2003 and has not received any fee share from Victory after 08/04), Spencer Opportunity LP (6/04), and Alpha Hedged Strategies (10/02). The investment funds are selected based on the following criteria:

1. with respect to each investment style/strategy, if more than one investment fund managed by any Affiliate or Affiliates represent such investment style/strategy, only the investment fund that has the longest operating history is included in this calculation; and

2. if an Affiliate operates an onshore investment fund and an offshore investment fund that has the same investment style/strategy, only the onshore investment fund is included in this calculation.

Affiliates excluded from the foregoing calculations are (1) Pacific Asset Management LLC which uses the same strategy as JMG Capital Management LLC, (2) Milestone Global Advisors L.P. for the period following the engagement of Beacon Hill as the fund's sub-advisor, (3) Beacon Hill (Safe Harbor) prior to 07/98 as its strategy was already represented by Milestone Partners L.P. which had a longer operating history and (4) Trust Advisors LLC, which is not a direct investment vehicle. The starting date on which the performance of a selected investment fund is included in this calculation is either February 1, 1996 or the inception date of such investment fund (as indicated in the parentheses above), whichever is later. The performance returns included in this calculation are unaudited, net of all fees and expenses and represent reinvestment of all income. Past performance is not a guarantee of future results.

Market index information contained in this presentation was obtained from industry sources we believe to be reliable and includes the reinvestment of income. No representation is made that it is accurate or complete. The investment advisor believes that the comparison of the Fund's performance to the S&P 500 index, or any other market indices, is inappropriate. The S&P 500 Index contains 500 industrial, transportation, utility and financial companies and is generally representative of the large capitalization U.S. stock market. The investment advisor believes that the comparison of the Fund's performance to a single market index like the S&P 500 is inappropriate because such indices represent only unmanaged results of long investment in equities, while the Fund's portfolio may contain both equity and fixed income investments, short sales of securities, foreign securities and option and margin trading. The portfolios that comprise the S&P 500 index, or any other market indices are broadly diversified and engage in a variety of investment strategies, while the Fund's portfolio is not as diversified and pursues an investment strategy that may be substantially different from many or most of the portfolios comprising any of the indices. In addition, the Fund's portfolio and the portfolios of the other indices may contain securities issued by companies with different capitalization, amounts of equity and fixed income investments, and levels of short sales of securities and margin trading. Accordingly, the investment advisor cautions potential investors that none of these indices nor any other index of which the investment advisor is aware is directly comparable to the results of the Fund.

Appendix B: Composite Methodology

Affiliate Manager Equally Weighted Composite

The S&P 500 Index, as adjusted to reflect reinvestment of dividends, is an unmanaged index of 500 stocks and sets forth the performance of a well-known, broad-based stock market index. The statistical data regarding the S&P 500 Index has been obtained from Bloomberg®.

The MSCI Europe sets forth the performance of a developed European regional broad-based stock index. To construct the MSCI Europe, every listed security in the market is identified, and data on its price, outstanding shares, significant owners, free float, and monthly trading volume are collected. The securities are then organized by industry group, and stocks are selected, targeting 60% coverage of market capitalization. Selection criteria include: size, long- and short-term volume, cross-ownership and float. By targeting 60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market — because industry, more than any other single factor, is a key characteristic of a portfolio or a market. The statistical data regarding MSCI Europe has been obtained from Morgan Stanley Capital International Inc.

The HFRI Fund Weighted Composite (the "HFRI Wtd. Index") sets forth the performance of a well-known hedge fund market index. It is an equally weighted performance summary of over 1,650 hedge funds. Survivor bias is eliminated by incorporating funds that have ceased to exist. The statistical data regarding the HFRI Wtd. Index has been obtained from Hedge Fund Research.

The Russell 2000® Index sets forth the performance of a well-known small-capitalization stock market index. It measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represent approximately 8% of the total market capitalization of the Russell 3000® Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $410 million. The largest company in the index had an approximate market capitalization of $1.4 billion. The statistical data regarding the Russell 2000 Index has been obtained from Frank Russell Company.

The MSCI World sets forth the performance of a global broad-based stock index encompassing 24 developed countries. To construct the MSCI World, every listed security in the market is identified, and data on its price, outstanding shares, significant owners, free float, and monthly trading volume are collected. The securities are then organized by industry group, and stocks are selected, targeting 60% coverage of market capitalization. Selection criteria include: size, long- and short-term volume, cross-ownership and float. By targeting 60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market — because industry, more than any other single factor, is a key characteristic of a portfolio or a market. The statistical data regarding MSCI World has been obtained from Morgan Stanley Capital International Inc.

The Lehman U.S. Aggregate Index (the "Lehman Aggregate") sets forth the performance of a broad-based U.S. fixed income index covering the U.S. investment-grade fixed-rate bond market, including government and credit securities and agency mortgage. The statistical data regarding the Lehman Aggregate has been obtained from Bloomberg®.

The 3-Month U.S. Treasury Bill Index (the "ML 3-Month T-Bill") sets forth a reference point for short term fixed income investments' performance. The ML 3-Month T-Bill is comprised of a single issue purchased at the beginning of the month and held for a full month. The statistical data regarding ML 3-Month T-Bill has been obtained from Bloomberg®.

Additional Information & Participants in Solicitation

ASSET ALLIANCE CORPORATION

Additional Information and Where to Find It

In connection with the proposed merger and required stockholder approval, Tailwind has filed with the Securities and Exchange Commission a registration statement, which includes a prospectus relating to the Tailwind shares to be issued in connection with the merger and a proxy statement which will be mailed to the stockholders of Tailwind. **Tailwind stockholders and other interested persons are urged to read the proxy statement and other relevant materials as they will contain important information about Tailwind, Asset Alliance and the merger with Asset Alliance.** Such persons can also read Tailwind's final prospectus dated April 11, 2007, for a description of the security holdings of the Tailwind officers and directors and their respective interests in the successful consummation of the proposed merger. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed merger. Tailwind stockholders will be able to obtain a free copy of such filings at the Securities and Exchange Commission's internet site (http://www.sec.gov). Copies of such filings can also be obtained, without charge, by directing a request to Tailwind Financial Inc., BCE Place, 181 Bay Street, Suite 2040, Toronto, Ontario, Canada M5J 2T3. Such documents are not currently available.

Participants in Solicitation

Tailwind and its directors and executive officers and Asset Alliance and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Tailwind common stock in respect of the proposed merger. Information about the directors and executive officers of Tailwind is set forth in the Annual Report on Form 10-K for Tailwind's most recent fiscal year ended June 30, 2007, which was filed with the Securities and Exchange Commission on September 25, 2007, and the S – 4 Registration Statement filed in May 2008. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed merger when it becomes available.